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                    Supplement dated September 10, 1999 to
     Prospectus and Statement of Additional Information Dated May 1, 1999
                      for Pacific Value Variable Annuity
       Issued by Pacific Life Insurance Company ("Prospectus" and "SAI")


APPENDIX A: STATE LAW VARIATIONS to the Prospectus is amended by adding the following:

For Contracts delivered to residents of Texas:

If, at the time your application is completed, you purchase the optional Premier Death Benefit Rider ("PDBR"), the Death Benefit Amount stated in the Death Benefit Amounts and Optional Premier Death Benefit Rider sections are replaced with the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your Purchase Payments less any withdrawals, including withdrawal charges, increased at an effective annual rate of 5% to that day (and subject to a maximum of two times the aggregate Purchase Payments less any withdrawals, including withdrawal charges). The 5% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00013368 to each day's balance. The 5% effective annual rate of growth will stop accruing as of the earlier of: (i) the Contract Anniversary before the date the Annuitant reaches his or her 81st birthday; (ii) the date of death of the sole Annuitant; or (iii) the Annuity Date.


Form No. PV-TX0999